Exhibit 99.3

Consolidated Balance Sheets
December 31, 2003 and 2002

ASSETS
(in millions)	2003	2002
CURRENT ASSETS:
Cash and cash equivalents	$2,710	$1,969
Restricted cash	207	134
Accounts receivable, net of an allowance for uncollectible accounts of $38 at December 31, 2003, and $33 at December 31, 2002	662	292
Income tax receivable	—	319
Expendable parts and supplies inventories, net of an allowance for obsolescence of $183 at December 31, 2003 and 2002	202	164
Deferred income taxes	293	251
Prepaid expenses and other	476	356

Total current assets	4,550	3,485

PROPERTY AND EQUIPMENT:
Flight equipment	21,008	20,295
Accumulated depreciation	(6,497)	(6,109)

Flight equipment, net	14,511	14,186

Flight and ground equipment under capital leases	463	439
Accumulated amortization	(353)	(297)

Flight and ground equipment under capital leases, net	110	142

Ground property and equipment	4,477	4,270
Accumulated depreciation	(2,408)	(2,206)

Ground property and equipment, net	2,069	2,064

Advance payments for equipment	62	132

Total property and equipment, net	16,752	16,524

OTHER ASSETS:
Investments in associated companies	21	174
Goodwill	2,092	2,092
Operating rights and other intangibles, net of accumulated amortization of $179 at December 31, 2003, and $172 at December 31, 2002	95	102
Restricted investments for Boston airport terminal project	286	417
Other noncurrent assets	2,143	1,509

Total other assets	4,637	4,294

Total assets	$25,939	$24,303

The accompanying notes are an integral part of these Consolidated Financial Statements.

Consolidated Balance Sheets
December 31, 2003 and 2002

LIABILITIES AND SHAREOWNERS’ (DEFICIT) EQUITY
(in millions, except share data)	2003	2002
CURRENT LIABILITIES:
Current maturities of long-term debt	$1,002	$666
Current obligations under capital leases	19	27
Accounts payable, deferred credits and other accrued liabilities	1,709	1,846
Air traffic liability	1,308	1,270
Taxes payable	498	445
Accrued salaries and related benefits	1,285	1,365
Accrued rent	336	344

Total current liabilities	6,157	5,963

NONCURRENT LIABILITIES:
Long-term debt	10,962	9,576
Long-term debt issued by Massachusetts Port Authority (Note 6)	498	498
Capital leases	78	100
Postretirement benefits	2,253	2,282
Accrued rent	701	739
Pension and related benefits	4,886	3,242
Other	204	93

Total noncurrent liabilities	19,582	16,530

DEFERRED CREDITS:
Deferred gains on sale and leaseback transactions	426	478
Deferred revenue and other credits	158	175

Total deferred credits	584	653

COMMITMENTS AND CONTINGENCIES (Notes 3, 4, 6, 7, 8 and 9)
EMPLOYEE STOCK OWNERSHIP PLAN PREFERRED STOCK:
Series B ESOP Convertible Preferred Stock, $1.00 par value, $72.00 stated and liquidation value; 5,839,708 shares issued and outstanding at December 31, 2003, and 6,065,489 shares issued and outstanding at December 31, 2002	420	437
Unearned compensation under employee stock ownership plan	(145)	(173)

Total Employee Stock Ownership Plan Preferred Stock	275	264

SHAREOWNERS’ (DEFICIT) EQUITY:
Common stock, $1.50 par value; $450,000,000 authorized; 180,915,087 shares issued at December 31, 2003, and 180,903,373 shares issued at December 31, 2002	271	271
Additional paid-in capital	3,272	3,263
Retained earnings	844	1,639
Accumulated other comprehensive loss	(2,338)	(1,562)
Treasury stock at cost, 57,370,142 shares at December 31, 2003, and 57,544,168 shares at December 31, 2002	(2,708)	(2,718)

Total shareowners’ (deficit) equity	(659)	893

Total liabilities and shareowners’ (deficit) equity	$25,939	$24,303

The accompanying notes are an integral part of these Consolidated Financial Statements.

Consolidated Statements of Operations
For the years ended December 31, 2003, 2002 and 2001

(in millions, except per share data)	2003	2002	2001
OPERATING REVENUES:
Passenger:
Mainline	$10,393	$10,749	$11,848
Regional affiliates	2,629	2,049	1,116
Cargo	467	458	506
Other, net	598	610	409

Total operating revenues	14,087	13,866	13,879
OPERATING EXPENSES:
Salaries and related costs	6,342	6,165	6,124
Aircraft fuel	1,938	1,683	1,817
Depreciation and amortization	1,230	1,164	1,283
Contracted services	886	1,003	1,016
Contract carrier arrangements	784	561	—
Landing fees and other rents	858	834	780
Aircraft maintenance materials and outside repairs	630	711	801
Aircraft rent	727	709	737
Other selling expenses	479	539	616
Passenger commissions	211	322	540
Passenger service	325	372	466
Restructuring, asset writedowns, pension settlements and related items, net	268	439	1,119
Appropriations Act reimbursements	(398)	—	—
Stabilization Act compensation	—	(34)	(634)
Other	592	707	816

Total operating expenses	14,872	15,175	15,481

OPERATING LOSS	(785)	(1,309)	(1,602)

OTHER INCOME (EXPENSE):
Interest expense	(757)	(665)	(499)
Interest income	36	36	89
Gain (loss) from sale of investments, net	321	(3)	127
Gain (loss) on extinguishment of debt, net	—	(42)	—
Fair value adjustments of SFAS 133 derivatives	(9)	(39)	68
Miscellaneous income (expense), net	5	20	(47)

Total other income (expense)	(404)	(693)	(262)

LOSS BEFORE INCOME TAXES	(1,189)	(2,002)	(1,864)
INCOME TAX BENEFIT	416	730	648

NET LOSS	(773)	(1,272)	(1,216)
PREFERRED STOCK DIVIDENDS	(17)	(15)	(14)

NET LOSS AVAILABLE TO COMMON SHAREOWNERS	$(790)	$(1,287)	$(1,230)

BASIC AND DILUTED LOSS PER SHARE	$(6.40)	$(10.44)	$(9.99)

The accompanying notes are an integral part of these Consolidated Financial Statements.

Consolidated Statements of Cash Flows
For the years ended December 31, 2003, 2002 and 2001

(in millions)	2003	2002	2001
Cash Flows From Operating Activities:
Net loss	$(773)	$(1,272)	$(1,216)
Adjustments to reconcile net loss to cash provided by operating activities:
Asset and other writedowns	47	287	339
Depreciation and amortization	1,230	1,181	1,283
Deferred income taxes	(416)	(411)	(648)
Fair value adjustments of SFAS 133 derivatives	9	39	(68)
Pension, postretirement and postemployment expense in excess of payments	532	177	419
(Gain) loss on extinguishment of debt, net	—	42	—
Dividends (less than) in excess of equity income	30	(3)	51
(Gain) loss from sale of investments, net	(321)	3	(127)
Changes in certain current assets and liabilities:
Decrease (increase) in receivables	317	(243)	47
Increase in current restricted cash	(73)	(134)	—
(Increase) decrease in prepaid expenses and other current assets	(90)	(35)	60
Increase (decrease) in air traffic liability	38	46	(215)
(Decrease) increase in other payables, deferred credits and accrued liabilities	(276)	600	274
Other, net	199	8	37

Net cash provided by operating activities	453	285	236
Cash Flows From Investing Activities:
Property and equipment additions:
Flight equipment, including advance payments	(382)	(922)	(2,321)
Ground property and equipment, including technology	(362)	(364)	(472)
Decrease (increase) in restricted investments related to the Boston airport terminal project	131	58	(485)
Decrease in short-term investments, net	—	5	238
Proceeds from sales of flight equipment	15	100	66
Proceeds from sales of investments	325	24	286
Other, net	13	(10)	(8)

Net cash used in investing activities	(260)	(1,109)	(2,696)
Cash Flows From Financing Activities:
Payments on long-term debt and capital lease obligations	(802)	(1,113)	(173)
Cash dividends	(19)	(39)	(40)
Issuance of long-term obligations	1,774	2,554	2,335
Issuance of long-term debt by Massachusetts Port Authority	—	—	498
(Payments on) proceeds from short term obligations and notes payable, net	—	(765)	701
Make-whole payments on extinguishment of ESOP Notes	(15)	(42)	—
Payment on termination of accounts receivable securitization	(250)	—	—
Other, net	(140)	(12)	(15)

Net cash provided by financing activities	548	583	3,306
Net (Decrease) Increase In Cash and Cash Equivalents	741	(241)	846
Cash and cash equivalents at beginning of year	1,969	2,210	1,364

Cash and cash equivalents at end of year	$2,710	$1,969	$2,210

Supplemental disclosure of cash paid (refunded) for:
Interest, net of amounts capitalized	$715	$569	$490
Income taxes	$(402)	$(649)	$(103)
Non-cash transactions:
Aircraft delivered under seller-financing	$718	$705	$77
Aircraft capital leases from sale and leaseback transactions	$—	$52	$—

The accompanying notes are an integral part of these Consolidated Financial Statements.

Consolidated Statements of Shareowners’ (Deficit) Equity
For the years ended December 31, 2003, 2002 and 2001

				Accumulated
		Additional		Other
	Common	Paid-In	Retained	Comprehensive	Treasury
(in millions, except share data)	Stock	Capital	Earnings	Income (Loss)	Stock	Total
Balance at December 31, 2000	$271	$3,264	$4,176	$360	$(2,728)	$5,343

Comprehensive loss:
Net loss	—	—	(1,216)	—	—	(1,216)
Other comprehensive loss	—	—	—	(335)	—	(335)

Total comprehensive loss (See Note 13)						(1,551)
Dividends on common stock ($0.10 per share)	—	—	(12)	—	—	(12)
Dividends on Series B ESOP Convertible Preferred Stock allocated shares	—	—	(14)	—	—	(14)
Issuance of 126,299 shares of common stock under dividend reinvestment and stock purchase plan and stock options ($38.10 per share(1))	—	5	—	—	—	5
Transfers and forfeitures of 105,995 shares of common from Treasury under stock incentive plan ($37.10 per share(1))	—	(4)	—	—	4	—
Other	—	2	(4)	—	—	(2)

Balance at December 31, 2001	271	3,267	2,930	25	(2,724)	3,769

Comprehensive loss:
Net loss	—	—	(1,272)	—	—	(1,272)
Other comprehensive loss	—	—	—	(1,587)	—	(1,587)

Total comprehensive loss (See Note 13)						(2,859)
Dividends on common stock ($0.10 per share)	—	—	(12)	—	—	(12)
Dividends on Series B ESOP Convertible Preferred Stock allocated shares	—	—	(15)	—	—	(15)
Issuance of 13,017 shares of common stock under stock purchase plan and stock options ($15.70 per share(1))	—	—	—	—	—	—
Forfeitures of 82,878 shares of common to Treasury under stock incentive plan ($27.31 per share(1))	—	—	—	—	(2)	(2)
Transfer of 183,400 shares of common from Treasury under stock incentive plan ($47.11 per share(1))	—	(5)	—	—	8	3
Other	—	1	8	—	—	9

Balance at December 31, 2002	271	3,263	1,639	(1,562)	(2,718)	893

Comprehensive loss:
Net loss	—	—	(773)	—	—	(773)
Other comprehensive loss	—	—	—	(776)	—	(776)

Total comprehensive loss (See Note 13)						(1,549)
SAB 51 gain related to Orbitz, net of tax (See Note 17)	—	18	—	—	—	18
Dividends on common stock ($0.05 per share)	—	—	(5)	—	—	(5)
Dividends on Series B ESOP Convertible Preferred Stock allocated shares	—	—	(17)	—	—	(17)
Issuance of 11,715 shares of common stock under stock purchase plan ($30.64 per share(1))	—	—	—	—	—	—
Forfeitures of 44,100 shares of common to Treasury under stock incentive plan ($11.97 per share(1))	—	—	—	—	—	—
Transfer of 144,874 shares of common from Treasury under stock incentive plan and stock purchase plan ($47.22 per share(1))	—	(6)	—	—	7	1
Transfer of 73,252 shares of common from Treasury under ESOP ($47.20 per share(1))		(3)	—	—	3	—

Balance at December 31, 2003	$271	$3,272	$844	$(2,338)	$(2,708)	$(659)

(1)	Average price per share

The accompanying notes are an integral part of these Consolidated Financial Statements.